                                                                   Exhibit 10.21


                             SUBORDINATED LOAN NOTE



$400,000,000                                                 AS OF MAY 18, 1999



     FOR VALUE RECEIVED, National Medical Care, Inc., a Delaware corporation ("NMC"), Lifechem, Inc., Bio-Medical Applications of Alabama, Inc., a Delaware corporation, Bio-Medical Applications of Connecticut, Inc., a Delaware corporation, Bio-Medical Applications of Fayetteville, Inc., a Delaware corporation, Bio-Medical Applications of Florida, Inc., a Delaware corporation, Bio-Medical Applications of Georgia, Inc., a Delaware corporation, Bio-Medical Applications of Indiana, Inc., a Delaware corporation, Bio-Medical Applications of Jersey City, Inc., a Delaware corporation, Bio-Medical Applications of Kentucky, Inc., a Delaware corporation, Bio-Medical Applications of Louisiana, Inc., a Delaware corporation, Bio-Medical Applications of Maryland, Inc., a Delaware corporation, Bio-Medical Applications of Massachusetts, Inc., a Delaware corporation, Bio-Medical Applications of Mississippi, Inc., a Delaware corporation, Bio-Medical Applications of Missouri, Inc., a Delaware corporation, Bio-Medical Applications of New Jersey, Inc., a Delaware corporation, Bio-Medical Applications of North Carolina, Inc., a Delaware corporation, Bio-Medical Applications of Ohio, Inc., a Delaware corporation, Bio-Medical Applications of Oklahoma, Inc., a Delaware corporation, Bio-Medical Applications of Pennsylvania, Inc., a Delaware corporation, Bio-Medical Applications of South Carolina, Inc., a Delaware corporation, Bio-Medical Applications of Tennessee, Inc., a Delaware corporation, Bio-Medical Applications of Texas, Inc., a Delaware corporation, and Bio-Medical Applications of Virginia, Inc., a Delaware corporation, Bio-Medical Applications of Wisconsin, Inc., a Delaware corporation, (collectively, the "BORROWERS") jointly and severally promise to pay to the order of Fresenius AG, a German corporation, or its specified subsidiary, (the "LENDER") the lesser of (i) the principal amount of $400,000,000 (Four Hundred Million Dollars), or (ii) the unpaid principal amount of all Advances (as defined in Section 2) made by the Lender to the Borrowers hereunder, together with interest accrued thereon at the rate set forth below, on the date specified for repayment of such Advance pursuant to Clause 3 hereof or such earlier date as such amounts may become payable pursuant to the terms hereof.

     1. The following terms used in this Note shall have the following meanings:

     "NMC CREDIT AGREEMENT" means that certain Credit Agreement dated as of September 27, 1996, by and among NMC and certain of its subsidiaries and affiliates, the Lenders identified therein, and the Paying Agent and Managing Agents identified therein, as amended through the date hereof, as it may be further amended, restated, supplemented or otherwise modified from time to time.

     "FMC" means Fresenius Medical Care AG, a German corporation.

     "9% NOTES" means the 9% Senior Subordinated Notes due 2006 of FMC and assumed by FMC Trust Finance S.a.r.l. Luxembourg, issued pursuant to that certain Senior Subordinated Indenture dated as of November 27, 1996 by and among FMC Trust Finance S.a.r.l. Luxembourg, as issuer, Fleet National Bank (as predecessor to State Street Bank and Trust Company), as trustee, and the Subsidiary Guarantors named therein, as guarantors, as supplemented through the date hereof, as it may be further amended, restated, supplemented or otherwise modified from time to time.

     "7 7/8% NOTES" means the 7 7/8% Senior Subordinated Notes due 2008 of FMC issued pursuant to that certain Senior Subordinated Indenture dated as of February 19, 1998 by and among FMC Trust Finance S.a.r.l. Luxembourg, as issuer, State Street Bank and Trust Company), as trustee, and the Guarantors named therein, as guarantors, as it may be further amended, restated, supplemented or otherwise modified from time to time.

     "7 3/8% NOTES" means the 7 3/8% Senior Subordinated Notes due 2008 of FMC issued pursuant to that certain Senior Subordinated Indenture dated as of February 19, 1998 by and among FMC Trust Finance

S.a.r.l. Luxembourg, as issuer, State Street Bank and Trust Company), as trustee, and the Guarantors named therein, as guarantors, as it may be further amended, restated, supplemented or otherwise modified from time to time.

     All other capitalized terms used but not otherwise defined herein shall bear the meanings assigned thereto in the NMC Credit Agreement.

     2. The Lender may lend (but shall not have any commitment to lend) one or more advances (each an "ADVANCE") to the Borrowers jointly and severally from time to time upon request during the period from the date hereof to but excluding September 30, 2003 in an aggregate amount which shall not exceed $400,000,000. Amounts borrowed hereunder may be repaid and reborrowed. The Lender shall have no obligation to make any Advance requested hereunder.

     3. Each Advance shall be repaid in full on the date that is one, two or three months after the date on which it is made, as agreed by the Borrowers and the Lender on the date such Advance is made, or any other period agreed between the Borrowers and the Lender; PROVIDED, that if no maturity date is so agreed, such Advance shall have a term of one month.

     4. The unpaid principal amount of each Advance made hereunder shall bear interest at a fluctuating rate per annum equal to the Eurocurrency Rate (as defined in and calculated pursuant to the NMC Credit Agreement) for an Interest Period equivalent to the term of such Advance plus a margin, determined pursuant to the pricing matrix set forth below, that is based on the Consolidated Leverage Ratio (as defined in and calculated pursuant to the NMC Credit Agreement), and shall change as and when the Applicable Percentage (as defined in and calculated pursuant to the NMC Credit Agreement) changes:

    Pricing Level     Consolidated
                      Leverage Ratio                        Margin
    ----------------- ---------------------------------------------

    I                 <1.75                                 0.350%
    II                >1.75 but < 2.0                       0.375%
                      -
    III               >2.0 but < 2.5                        0.500%
                      -
    IV                >2.5 but < 3.0                        0.700%
                      -
    V                 >3.0 but < 3.25                       0.800%
                      -
    VI                >3.25 but < 3.75                      0.950%
                      -
    VII               >3.75 but < 4.0                       1.150%
                      -
    VIII              >4.0 but < 4.25                       1.350%
                      -
    IX                >4.25                                 1.600%
                      -

Interest shall be payable in arrears upon maturity, on any prepayment and on any acceleration of the principal amount hereof and shall be computed on the basis of a 360-day year for the actual number of days elapsed (including the first day and excluding the last day).

     5. Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day or is a day on which commercial banks are authorized or required by law to close in the Federal Republic of Germany, such payment shall be made on the next succeeding Business Day on which commercial banks are not authorized or required by law to close in the Federal Republic of Germany, and such extension of time shall be included in the computation of the payment of interest on this Note.

     6. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States in same day funds to the Lender's Dollar account no: xxxxxxxxxxxx with Dresdner Bank Bad Homburg v.d.H., bank code: 50080000, SWIFT code: DRESDEFF.

     7. THE BORROWERS HEREBY COVENANT AND AGREE, AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY COVENANTS AND AGREES, THAT, TO THE EXTENT AND IN THE MANNER HEREINAFTER SET FORTH THE PAYMENT OF THE PRINCIPAL OF THE INDEBTEDNESS EVIDENCED HEREBY AND ANY INTEREST PAYABLE IN RESPECT THEREOF

ARE HEREBY EXPRESSLY MADE SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS THEN DUE AND PAYABLE IN RESPECT OF (I) ALL OBLIGATIONS OF THE BORROWERS UNDER THE NMC CREDIT AGREEMENT, AND (II) IF ANY BORROWER SHALL GUARANTY THE 9% NOTES, THE 7 7/8% NOTES OR THE 7 3/8% NOTES, ALL "SENIOR INDEBTEDNESS" OF SUCH BORROWER (AS SUCH TERM IS DEFINED IN THE INDENTURES PURSUANT TO WHICH SUCH NOTES ARE ISSUED) (COLLECTIVELY, THE "PREFERRED INDEBTEDNESS").

     8. It is hereby further specifically provided that to the extent (and only to the extent) required by the Indentures pursuant to which the Notes were issued, the indebtedness evidenced hereby shall rank pari passu with the 9% Notes, the 7 7/8% Notes and the 7 3/8% Notes in right of payment and the obligations (if any) of the Borrowers in respect thereof; provided, however, that this provision shall not affect the relative rights (if any) of the holders of the Notes against the Borrowers other than their rights in relation to the Lender hereunder.

     9. If a payment or distribution is made to the Lender in respect of this Note that, in accordance with Clause 7 above, should not have been made, the Lender agrees that it shall hold such payment or distribution in trust for the holders of the Preferred Indebtedness and pay such payment or distribution over to such holders of Preferred Indebtedness as their interests may appear.

     10. If any Bankruptcy Event shall occur with respect to the Borrowers, all amounts of principal and accrued interest outstanding under this Note shall become immediately due and payable.

     11. The Lender agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all Advances, the maturity date of each such Advance and principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any Advance or any payment made on this Note shall not limit or otherwise affect the obligation of the Borrowers hereunder with respect to payments of principal or interest on this Note.

     12. THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS ARISING HEREUNDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     13. The obligations of the Borrowers arising under this Note may be prepaid in whole or in part, together with all accrued interest thereon, without penalty or premium with the Net Proceeds of any Equity Transaction, or with the prior consent of the Lender.

     14. The terms of this Note are subject to amendment only by a writing signed by the Borrowers and the Lender.

     15. In no event shall any interest be payable under this Note to the extent that the payment thereof would be prohibited by applicable law.

     16. The Borrowers hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     17. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender, of any right or remedy shall preclude any other or further exercise of any other right or remedy.

     18. In case any provision in or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, this Note has been executed as of the day and year and at the place first written above.

                                           NATIONAL MEDICAL CARE, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           LIFECHEM, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF ALABAMA,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF
                                           CONNECTICUT, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF
                                           FAYETTEVILLE, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer

                                           BIO-MEDICAL APPLICATIONS OF FLORIDA,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF GEORGIA,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF INDIANA,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF JERSEY
                                           CITY, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF KENTUCKY,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer

                                           BIO-MEDICAL APPLICATIONS OF
                                           LOUISIANA, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF MARYLAND,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF
                                           MASSACHUSETTS, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF
                                           MISSISSIPPI, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer



                                           BIO-MEDICAL APPLICATIONS OF MISSOURI,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer

                                           BIO-MEDICAL APPLICATIONS OF NEW
                                           JERSEY, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF NORTH
                                           CAROLINA, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF OHIO,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF OKLAHOMA,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF
                                           PENNSYLVANIA, INC.


                                           By: /s/  Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer

                                           BIO-MEDICAL APPLICATIONS OF SOUTH
                                           CAROLINA, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF TEXAS,
                                           INC.


                                           By: /s/  Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF VIRGINIA,
                                           INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




                                           BIO-MEDICAL APPLICATIONS OF
                                           WISCONSIN, INC.


                                           By: /s/ Marc S. Lieberman
                                           -------------------------------------
                                               Name:  Marc S. Lieberman
                                               Title:    Assistant Treasurer




ACKNOWLEDGED AND AGREED:


FRESENIUS AG


By:     /s/  Dr. K.-D. Schwab                       /s/ Dr. D. Blumenhagen
----------------------------------------------------------------------------
      Name:  Dr. K.-D. Schwab                       Dr. D. Blumenhagen
      Title:    SVP Finance                         Treasurer

                         TRANSACTIONS ON PROMISSORY NOTE



                 Amount of         Maturity Date    Amount of         Amount of        Outstanding
                 Advance Made      of Such          Principal Paid    Interest Paid    Principal Balance   Notation Made
Date             This Date         Advance          This Date         This Date        This Date           By
----             ------------      -------------    --------------    -------------    -----------------   -------------

